Constellation Energy Partners LLC Earnings Presentation February 15, 2007 Exhibit 99.2

Forward-looking Statements Disclaimer
This presentation contains forward–looking statements that are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about our:  the volatility of realized natural gas prices; discovery, estimation, development and replacement of oil and natural gas reserves; business and financial strategy; drilling locations; technology; cash flow, liquidity and financial position; the impact on us of termination of the sharing arrangement before December 31, 2012;
production volumes; lease operating expenses, general and administrative costs and finding and development costs; availability of drilling and production equipment, labor and other services; future operating results; prospect development and property acquisitions; marketing of oil and natural gas;
competition in the oil and natural gas industry; the impact of weather and the occurrence of natural disasters such as fires, floods and other catastrophic events and natural disasters; governmental regulation of the oil and natural gas industry; developments in oil-producing and natural gas producing countries; and
strategic plans, objectives, expectations and intentions for future operations.  In some cases, you can identify forward–looking statements by terminology such as “may,” “could,” “should,” “expect,” “plan,”
“project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,”
“continue,” the negative of such terms or other comparable terminology.
The forward–looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate.  Management cautions all readers that the forward–looking statements contained in this presentation are not guarantees of future performance, and we cannot assure you that such statements will be realized or the forward–looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward–looking statements due to factors listed in the “Risk Factors” section in our SEC filings and elsewhere in those filings. All forward–looking statements speak only as of the date of this presentation. We do not intend to publicly update or revise any forward–looking statements as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures
EBITDA, Adjusted EBITDA and Distributable Cash Flow are non-GAAP financial measures that are reconciled to their most comparable GAAP financial measure under Reconciliation of Non-GAAP Financial Measures in this presentation.  The reconciliations are only intended to be reviewed in conjunction with the oral presentation to which they relate.
EBITDA is defined as net income (loss) plus interest (income) expense; depreciation, depletion and amortization; write-off of deferred financing fees; impairment of long-lived assets; (gain) loss on sale of assets; (gain) loss from equity investment;
accretion of asset retirement obligation; and realized loss (gain) on cancelled natural gas derivatives.  Adjusted EBITDA is defined as EBITDA plus unrealized (gain) loss on natural gas derivatives.  Distributable Cash Flow is defined as Adjusted
EBITDA less interest expense and Class D distribution.
These financial measures are used by management to indicate (prior to the establishment of any cash reserves by our board of managers) the cash distributions we expect to pay our unitholders.  Specifically, these financial measures indicate to investors whether or not we are generating cash flow at a level that can sustain or support an increase in our quarterly distribution rates.  These financial measures are also used as a quantitative standard by our management and by external users of our financial statements such as investors, research analysts and others to assess the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; the ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness; and our operating performance and return on capital as compared to those of other companies in our industry, without regard to financing or capital structure. EBITDA, Adjusted
EBITDA, and Distributable Cash Flow are not intended to represent cash flows for the period, nor are they presented as a substitute for net income, operating income, cash flows from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP.  We also provide our earnings guidance in terms of Adjusted
EBITDA.  We are unable to reconcile our guidance to GAAP net income or operating income because we do not predict the future impact of adjustments to net income (loss), such as (gains) losses on gas derivatives, and equity investments or asset impairments, due to the difficulty of doing so.

Overview Felix Dawson Chief Executive Officer

CEP Overview
• Growth-oriented oil & gas company
– Executed IPO in November 2006
– Focused on acquisitions of long-lived, low-risk and predominantly proved developed properties
• Company profile
– 120 Bcf proved reserves
– 24 year average reserve to production ratio
– Sponsor relationship with Constellation Energy
Focused on maximizing total unitholder return
• Maintain stable cash flow
• Increase distributions through accretive acquisitions

CEP and E&P MLP Sector Performance
• CEP 2006 performance
– Produced 4.6 Bcf
– Delivered adjusted EBITDA of $23.0 million
– Successfully drilled and completed 31 wells
– Increased reserve base by 8 Bcf
– Delivered first distribution payment of $0.2111 per common unit
– Unit price appreciated by 21% from IPO to year-end
• MLPs creating competitive advantage in E&P sector
– Yields have traded down substantially, reflecting market
acceptance
– Sellers structuring properties for sale to MLPs
CEP is well positioned to be an active leader in the emerging E&P MLP sector
See appendix

Constellation’s Upstream Gas Business
• Growing emphasis in upstream natural gas in 2007
– Increased capital spending
• Investment strategy is complementary with that of CEP
– Focus on lower production risk, long-lived reserves
– Monetization of investments once proved
• CEP should benefit from Constellation’s increased focus on its upstream gas business
– Additional resources and effort in the acquisition market should lead to greater deal flow
– Growing inventory of future drop down opportunities
CEP is integral to Constellation’s upstream gas business growth

Constellation’s Upstream Gas Portfolio
Constellation Energy Partners unconventional conventional
Black Warrior Basin CBM (AL)
Woodford shale (OK) (2)
Gulf Coast CBM (LA)
South Texas tight sands
Wyoming tight sands
Fayetteville shale (AR)
Williston Basin shale (MT)
Shallow GOM (AL)
South East Texas carbonates
Current Portfolio Investments
Potential drop down to CEP within the next 12 months
• Constellation’s portfolio represents
226 Bcf of proved reserves
(including interest in CEP)
Asset Lifecycle
Asset Life
Operations Risk Geological/ Geophysical Risk
Early Stage Development Mature
Engineering  Risk

Growth Outlook
• Maximize returns to our unitholders
• Be a leader in our sector in distribution growth
Growth Objectives
Acquisition
Parameters
• Incremental acquisitions in the $50-150
million range
• Transformational acquisitions in the $300-500
million range
• Prepared to execute several transactions over
the next 12-18 months if right opportunities
arise
Focus will be on acquiring a suitable set of transformational assets supplemented by incremental acquisitions
• Increased deal activity
• Commodity prices helping bridge buyer and
seller expectations
• Deals being structured for MLPs
Market Outlook

2006 Results and Outlook Angela Minas Chief Financial Officer

Financial Results
19
Earnings and distributable cash were in line with expectations
(1)
Combined predecessor and CEP results
See appendix
Full Year Fourth Quarter
$0.2111 Distribution
$7,105 Distributable Cash Flow
$24,993 $23,025 $10,887 $7,106 Adjusted EBITDA
1125% $1,305 $15,989 (36%) $8,904 $5,673 Net Income (Loss)
2,440 (247) 1 114 Net Interest Expense
27% 5,983 7,585 (25%) 1,982 1,492 DD&A
140% $9,728 $23,327 (33%) $10,887 $7,279 EBITDA
(2%) 13,798 13,590 (16%) 4,145 3,484 Operating Expenses
57% $23,526 $36,917 (28%) $15,032 $10,763 Revenue
$7.43 $6.78 Average Price without
Hedges
$7.95 (34%) $13.09 $8.61 Average Price with Hedges
3% 4,495 4,641 9% 1,148 1,250 Production (MMcf)
Variance
Combined
2005 (1) CEP 2006 Variance 2005 2006
($ in 000’s except hedge price and
distribution)

Operating Statistics
Operating statistics reflect solid performance and positive trends
Variance 2005 2006
7.1%
0.9%
9.1%
7.4%
72%
(4.6%)
3.2%
436 467 Net Producing Wells
22.7 22.9 Proved Undeveloped
89.3 97.4 Proved Developed
112.0
100%
18
3.07
4,495
120.3 Net Proved Reserves (Bcf)
100% Success Ratio
31 Well Drilled
2.93 Operating Expense ($/Mcf)
4,641 Production (MMcf)

Hedging Program
• We use a high level of hedging to maintain cash flow and distribution stability
– Up to 80% of expected production for up to five years
– Generally use swaps due to expense
• Hedging approach for 2007
– Opportunistically hedge additional unhedged volumes for 2007 to 2009
– Add duration to hedges beyond 2009
– Similarly hedge production associated with acquisitions
Hedge Positions
8.40
8.91
9.19
Weighted Average Sales Price
$/MMBtu
3,300,000 2009
3,500,000 2008
4,200,000 2007
MMBtu Hedged

2007 Forecast
Business outlook remains robust and CEP affirms forecast
$1.85 Distribution per Unit
$31,000 - $34,200 Adjusted EBITDA
$12,700 - $14,000 Operating Expense
20 Wells Drilled
4,800 – 5,300 Net Production (MMcf)
2007 ($ in 000’s)
See appendix

Key Takeaways
• 2007 forecast is in line with forecast provided in
November 2006
• Growing emphasis by Constellation in upstream natural
gas should continue to support CEP’s growth objectives
• Our outlook for the acquisition market is positive

Question and Answer

Appendix

Balance Sheet
$186,139 $203,336 Total Liabilities and Member’s Equity
169,167 161,960 Total Member’s Equity
- 8,000 Class D Interests
$16,972 $33,376 Total Liabilities
3,014 2,730 Other Long-term Liabilities
63 22,000 Debt
$13,895 $8,646 Current Liabilities
Liabilities and Member’s Equity
$186,139 $203,336 Total Assets
- 5,971 Other Assets
165,211 171,639 Net PP&E
$20,928 $25,726 Current Assets
12/31/2005
Assets
12/31/2006 ($ in 000’s)

Summary of Non-GAAP Measures
22 GAAP Income for
Predecessor plus GAAP
Income for Company
11, 12 Combined 2005 Results
21 Net Income 6, 11, 14 Adjusted EBITDA
Slide Containing
Reconciliations
Most Comparable
GAAP Measure
Slide(s) Where Used
in Presentation
Non-GAAP Measure

Reconciliation of Non-GAAP Financial Measures
- 15,265 (302) - (173) Unrealized Loss (Gain)
on Derivatives
$16,198 $8,795 $23,025 $10,887 $7,106 Adjusted EBITDA
Fourth Quarter
N.A. N.A. N.A. N.A. $7,105 Distribution Cash Flow
1 Interest Expense (Cash)
$16,198 ($6,470) $23,327 $10,887 $7,279 EBITDA
3 2,437 (247) 1 114 Interest Expense
4,254 1,729 7,585 1,982 1,492 DD&A
$11,941 ($10,636) $15,989 $8,904 $5,673 Net Income (Loss)
CEP
2005
Predecessor
2005
Fiscal Year
2006 2005 2006
($ in 000’s)

Reconciliation of Combined Results to Predecessor and CEP
$24,993 $16,198 $8,795 Adjusted EBITDA
15,265 0 15,265 Unrealized Loss (Gain) on
Derivatives
2,440 3 2,437 Net Interest Expense
5,983 4,254 1,729 DD&A
$1,305 $11,941 ($10,636) Net Income (Loss)
2,440 3 2,437 Net Interest Expense
4,254
16,198
9,759
$25,957
2,525
CEP
2005
5,983 1,729 DD&A
9,728 (6,470) EBITDA
13,798 4,039 Operating Expenses
$23,526 ($2,431) Revenue
4,495 1,970 Production (MMcf)
Combined
2005
Predecessor
2005
($ in 000’s)